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As filed with the Securities and Exchange Commission on October 25, 2002

Registration No. 333-

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM S-1
REGISTRATION STATEMENT
Under
THE SECURITIES ACT OF 1933

Wynn Las Vegas, LLC
(Exact name of Registrant as specified in its charter)

Nevada	7990	88-0494878
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

Wynn Las Vegas Capital Corp.
(Exact name of Registrant as specified in its charter)

Nevada	7990	46-0484992
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

and Other Registrants
(See Table of Other Registrants Listed Below)

3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
(702) 733-4444
(Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)

Ronald J. Kramer
Wynn Resorts, Limited
President
3145 Las Vegas Boulevard South
Las Vegas, Nevada 89109
(702) 733-4444
(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

C. Kevin McGeehan, Esq. Ashok W. Mukhey, Esq. Irell & Manella LLP 1800 Avenue of the Stars, Suite 900 Los Angeles, CA 90067-4276 (310) 277-1010	Pamela B. Kelly, Esq. Latham & Watkins 633 West Fifth Street, Suite 4000 Los Angeles, CA 90071-2007 (213) 485-1234

Approximate date of commencement of proposed sale to the public:
As soon as practicable after this registration statement becomes effective.

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☒ 333-98369

        If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

        If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, check the following box.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)

12% Second Mortgage Notes due 2010	$5,000,000	$460

Guarantees of 12% Second Mortgage Notes due 2010	None	$0

(1)
Estimated solely for the purpose of computing the amount of the registration fee pursuant to Rule 457(o) under the Securities Act.
(2)
Previously paid. Pursuant to Rule 457(n) under the Securities Act, no separate fee is payable for the guarantees.

Other Registrants

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Desert Inn Water Company, LLC	Nevada	88-0460932
Palo, LLC	Delaware	88-0464820
Valvino Lamore, LLC	Nevada	88-0459742
Wynn Design & Development, LLC	Nevada	88-0462235
Wynn Resorts Holdings, LLC	Nevada	88-0460933
World Travel, LLC	Nevada	47-0846667
Las Vegas Jet, LLC	Nevada	88-0460935
Wynn Resorts, Limited	Nevada	46-0484987

EXPLANATORY NOTE

        This registration statement is being filed with respect to the 12% second mortgage notes due 2010 co-issued by Wynn Las Vegas, LLC, a Nevada limited liability company, and Wynn Las Vegas Capital Corp., a Nevada Corporation, pursuant to Rule 462(b) promulgated under the Securities Act of 1933, as amended. The contents of the earlier registration statement on Form S-1 (File No. 333-98369) filed with the Securities and Exchange Commission, which was declared effective by the Commission on October 25, 2002, are hereby incorporated by reference into, and shall be deemed as part of, this registration statement.

        The price related information omitted from the registration statement on Form S-1 (File No. 333-98369) in reliance on Rule 430A under the Securities Act of 1933, as amended, consists of the following:

Second Mortgage Notes

Coupon	12%
Principal Amount	$370,000,000
Purchase price at issue:	92.793%
Maturity:	November 1, 2010
Interest payment dates:	May 1 and November 1, commencing May 1, 2003
Record dates:	April 15 and October 15

Optional redemption premium:	If on or after November 1,	Redemption Price

	2006	112%
	2007	108%
	2008	104%
	2009 and thereafter	100%
Amount redeemable with proceeds of equity offerings:	35% of the principal amount of the Notes at 112% of principal amount

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

VALVINO LAMORE, LLC
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WORLD TRAVEL, LLC
By:	Wynn Las Vegas, LLC, its member
By:	Wynn Resorts Holdings, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

LAS VEGAS JET, LLC
By:	Wynn Las Vegas, LLC, its member
By:	Wynn Resorts Holdings, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WYNN DESIGN & DEVELOPMENT LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

DESERT INN WATER COMPANY, LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WYNN RESORTS HOLDINGS, LLC
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

PALO, LLC
By:	WYNN RESORTS HOLDINGS, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WYNN LAS VEGAS, LLC
By:	WYNN RESORTS HOLDINGS, LLC, its member
By:	VALVINO LAMORE, LLC, its member
By:	WYNN RESORTS, LIMITED, its member
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer of Wynn Resorts, Limited (Principal Executive Officer)	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer of Wynn Resorts, Limited (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WYNN LAS VEGAS CAPITAL CORP.
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Treasurer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Director and President	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Treasurer (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Las Vegas, Nevada, on the 25th day of October, 2002.

WYNN RESORTS, LIMITED
By:	/s/ JOHN STRZEMP
	Name:	John Strzemp
	Title:	Executive Vice President and Chief Financial Officer

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated below.

Signature	Title	Date

* Stephen A. Wynn	Chief Executive Officer (Principal Executive Officer) and Chairman of the Board	October 25, 2002
/s/ JOHN STRZEMP John Strzemp	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	October 25, 2002
* Ronald J. Kramer	Director	October 25, 2002
* Robert J. Miller	Director	October 25, 2002
* Elaine P. Wynn	Director	October 25, 2002
* Stanley R. Zax	Director	October 25, 2002
*By:	/s/ JOHN STRZEMP John Strzemp Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
5.1	Opinion of Irell & Manella LLP.
23.1	Consent of Irell & Manella LLP (included in Exhibit 5.1).
23.2	Consent of Deloitte & Touche LLP.
24.1	Power of Attorney (incorporated by reference to the Registration Statement on Form S-1 of Wynn Las Vegas, LLC, Wynn Las Vegas Capital Corp. and the other registrants named therein (Registration No. 333-98369).

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Other Registrants
EXPLANATORY NOTE
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